                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the AtheroGenics, Inc. Equity Ownership Plan of our report dated February 18, 2000, with respect to the financial statements of AtheroGenics, Inc. included in its Registration Statement (Form S-1 No. 333-31140) and related Prospectus dated August 9, 2000, filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP

Atlanta, Georgia
February 14, 2001